U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 7, 2018
ADVANCED EMISSIONS SOLUTIONS, INC.
(Name of registrant as specified in its charter)

Delaware	001-37822	27-5472457
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

640 Plaza Drive, Suite 270, Highlands Ranch, CO	80129
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (720) 598-3500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Explanatory Note
This Amendment No. 1 to Form 8-K is filed by Advanced Emissions Solutions, Inc. (the “Company”) to include the audited and unaudited financial statements required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b) of Form 8-K relative to the completion by the Company of the acquisition of ADA Carbon Solutions, LLC (“Carbon Solutions”) on December 7, 2018 that was previously reported on December 13, 2018.
Item 9.01.    Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.
Attached as Exhibit 99.1 are the following financial statements as required by Item 9.01(a) of Form 8-K:
•Audited financial statements of Carbon Solutions as of December 31, 2017 and 2016 and for each of the two years in the period ended December 31, 2017 and the notes thereto.
Attached as Exhibit 99.2 are the following financial statements as required by Item 9.01(a) of Form 8-K:
•Unaudited financial statements of Carbon Solutions as of September 30, 2018 and for the nine months ended September 30, 2018 and 2017 and the notes thereto.

(b)	Pro Forma Financial Information.
Attached as Exhibit 99.3 is the following unaudited pro forma financial information of the Company, giving effect to the acquisition of Carbon Solutions as required by Item 9.01(b) of Form 8-K.
•Unaudited pro forma combined balance sheet as of September 30, 2018 and notes thereto.
•Unaudited pro forma combined statement of operations for the nine months ended September 30, 2018 and notes thereto.
•Unaudited pro forma combined statement of operations for the year ended December 31, 2017 and notes thereto.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP
99.1	Audited financial statements of Carbon Solutions as of December 31, 2017 and 2016 and for each of the two years in the period ended December 31, 2017, and the notes thereto
99.2	Unaudited financial statements of Carbon Solutions as of September 30, 2018 and for the nine months ended September 30, 2018 and 2017, and the notes thereto
99.3
Unaudited pro forma combined balance sheet as of September 30, 2018 and the notes thereto, unaudited pro forma combined statement of operations for the nine months ended September 30, 2018 and the notes thereto and unaudited pro forma combined statement of operations for the year ended December 31, 2017 and the notes thereto

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 20, 2019

Advanced Emissions Solutions, Inc.
Registrant

/s/ L. Heath Sampson
L. Heath Sampson
President and Chief Executive Officer